UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2011
UNITED COMMUNITY FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

OHIO	0-024399	34-1856319

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 West Federal Street, Youngstown, Ohio	44503-1203

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (330) 742-0500
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On April 27, 2011, Donald J. Varner notified United Community Financial Corp. (“UCFC”) and its wholly-owned subsidiary, The Home Savings and Loan Company of Youngstown, Ohio (“Home Savings”), of his intent to retire from his positions as a director of UCFC and as a director Home Savings, effective after the close of business on April 28, 2011. The retirement of Mr. Varner does not involve any disagreements with UCFC or Home Savings on any matter relating to its operations, policies, or practices. The Board of Directors of UCFC has determined to leave the vacancy open for the time being.
(d) On April 28, 2011, the Board of Directors of UCFC elected Lee J. Burdman to serve as a director of UCFC and a director of Home Savings. Mr. Burdman has been appointed to fill the vacancy created by the retirement of Douglas M. McKay for a term expiring in 2012. Mr. Burdman has been appointed to the Audit and Compliance and Risk Management Committees of the UCFC Board of Directors and the Home Savings Board Loan Committee.
A copy of the press release issued to announce Mr. Varner’s retirement and Mr. Burdman’s appointment is attached hereto as Exhibit 99.
Item 5.07. Submission of Matters to a Vote of Security Holders.
(a) On April 28, 2011, UCFC held its 2011 Annual Meeting of Shareholders (the “Annual Meeting”). At the close of business on March 11, 2011, the voting record date, there were 30,951,032 UCFC common shares outstanding and entitled to vote. At the Annual Meeting, 20,862,147, or 67.40%, of the outstanding common shares entitled to vote were represented by proxy or in person.
(b) (i) Directors elected at the Annual Meeting for a three year term to expire at the 2014 Annual Meeting of Shareholders:

	Number of Votes Cast:
	For	Withheld	Broker Non-Votes
Richard J. Buoncore	14,615,571	917,643	5,328,933
Richard J. Schiraldi	14,672,346	860,868	5,328,933
David C. Sweet	14,274,965	1,258,249	5,328,933
Other directors whose term of office continued after the Annual Meeting:
Eugenia C. Atkinson
Patrick W. Bevack
Lee J. Burdman
Scott N. Crewson
Scott D. Hunter
(ii) Ratification of the selection of Crowe Horwath LLP, certified public accountants, as the auditors of UCFC for the current fiscal year:

Number of Votes Cast:
For	Against	Broker Non-Votes	Abstain
19,926,420	765,531	N/A	170,196
Item 9.01. Financial Statements and Exhibits.
(d)   Exhibits

Exhibit Number	Description
99	Press Release dated May 3, 2011

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED COMMUNITY FINANCIAL CORP.
By:	/s/ Jude J. Nohra
Jude J. Nohra, General Counsel & Secretary

Date: May 3, 2011